Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Glencore plc

Address of Joint Filer:	Baarermattstrasse 3, CH-6340, Baar, Switzerland

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	Li-Cycle Holdings Corp. [LICY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/23/2024

Designated Filer:	Glencore plc

Signature:

GLENCORE PLC

/s/ John Burton
Name:	John Burton
Title:	Company Secretary

Dated: May 28, 2024

Joint Filer Information
(continued)

Name of Joint Filer:	Glencore International AG

Address of Joint Filer:	Baarermattstrasse 3, CH-6340, Baar, Switzerland

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	Li-Cycle Holdings Corp. [LICY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/23/2024

Designated Filer:	Glencore plc

Signature:

GLENCORE INTERNATIONAL AG

/s/ John Burton
Name:	John Burton
Title:	Director

/s/ Peter Friedli
Name:	Peter Friedli
Title:	Officer

Dated: May 28, 2024

Joint Filer Information
(continued)

Name of Joint Filer:	Glencore Canada Corporation

Address of Joint Filer:	100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada

Relationship of Joint Filer to Issuer:	10% Owner, Director

Issuer Name and Ticker or Trading Symbol:	Li-Cycle Holdings Corp. [LICY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/23/2024

Designated Filer:	Glencore plc

Signature:

GLENCORE CANADA CORPORATION

/s/ Peter Wright
Name:	Peter Wright
Title:	Director

Dated: May 28, 2024

Joint Filer Information
(continued)

Name of Joint Filer:	Kunal Sinha

Address of Joint Filer:	c/o Li-Cycle Holdings Corp.
207 Queens Quay West, Suite 590
Toronto, Ontario, M5J 1A7, Canada

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	Li-Cycle Holdings Corp. [LICY]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	05/23/2024

Designated Filer:	Glencore plc

Signature:

/s/ Kunal Sinha
Name:	Kunal Sinha

Dated: May 28, 2024